UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-14498                 13-3612110
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

      42 West 39th Street, New York, New York                      10018
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      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 18, 2005, the Company entered into an amendment to its Financing Agreement with Rosenthal & Rosenthal, Inc. ("Rosenthal") pursuant to which the term of the Company's credit facility with Rosenthal (the "Credit Facility") was extended for one year to March 30, 2006.

Also on February 18, 2005, the maturity date of the promissory notes in the aggregate principal amount of $4.0 million previously issued to affiliates of Soros Private Equity Partners (the "Notes") was extended for one year to May 1, 2006.

Attached as Exhibits 99.1 and 99.2, respectively, are copies of the agreements pursuant to which the Credit Facility and the Notes were extended. Attached as
Exhibit 99.3 is a copy of the press release issued by the Company on February 23, 2005 announcing the extensions.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

99.1 Amendment No. 2, dated as of February 18, 2005, to Amended and Restated Financing Agreement, dated as of April 21, 2004, by and between the Company and Rosenthal & Rosenthal, Inc.

99.2 Amendment No. 2, dated as of February 18, 2005, by and between the Company, Quantum Industrial Partners LDC and SFM Domestic Investments LLC

99.3 Press Release dated February 23, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUEFLY, INC.
                                        (Registrant)

Date: February 23, 2005                 By:    /s/ Patrick C. Barry
                                               ---------------------------------
                                        Name:  Patrick C. Barry
                                        Title: Chief Operating Officer and Chief
                                               Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.

99.1 Amendment No. 2, dated as of February 18, 2005, to Amended and Restated Financing Agreement, dated as of April 21, 2004, by and between the Company and Rosenthal & Rosenthal, Inc.

99.2 Amendment No. 2, dated as of February 18, 2005, by and between the Company, Quantum Industrial Partners LDC and SFM Domestic Investments LLC

99.3 Press Release February 23, 2005